UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2015

ROADSHIPS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-141907	20-5034780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1846 E. Innovation Park Drive, Oro Valley, Arizona	85755
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 - Completion of Acquisition or Disposition of Assets

On May 21, 2015, the Registrant acquired (the “Acquisition”) all the issued and outstanding shares of Click Evidence, Inc. (“Click”), an emerging growth company existing under the laws of the State of Arizona that has developed and owns a patent pending trustable imaging technology for smartphones. Under the terms of the Acquisition, the Registrant issued 1,796,571,209 shares of its common stock from treasury (the “RDSH Shares”) in exchange for 14,239,705 shares of Click common stock (the “Click Shares”). As a result of the Acquisition, Click has become a wholly-owned subsidiary of the Registrant.

The RDSH Shares were issued by the Registrant at a deemed price of $0.0012 per share to 16 Click shareholders (the “Click Shareholders”) on the basis of 126.166322265805 RDSH Shares for each of the issued and outstanding Click Shares. The number of RDSH Shares issued for the Click Shares was determined by negotiation between the parties to the Acquisition and was approved by the Registrant’s board of directors as being fair and in the best interest of the Registrant.

The RDSH Shares were issued as fully paid and non-assessable under an exemption from registration in section 4(2) of the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Each of the Click Shareholders has represented such shareholder’s intention to acquire the RDSH Shares for investment only and not with a view to or for sale in connection with any distribution thereof. No general solicitation was made in connection with the offer or sale of the RDSH Shares.

As a result of the issuance of the RDSH Shares, Dr. Jon N. Leonard, the President, Chief Executive Officer and a director of Click, has acquired sole voting and investment control over 1,387,829,545 shares of the Registrant’s common stock, representing 46.4% voting control of the Registrant. At the time of the Acquisition, Dr. Leonard directly owned 10,000,000 Click Shares and had sole voting and investment control over a further 1,000,000 Click Shares.

Dr. Leonard is a director of Novagen Ingenium Inc, a Nevada corporation controlled by Tamara Nugent as trustee for Twenty Second Trust, the former controlling shareholder of the Registrant. Except as already described in this Current Report, there was no other material relationship between any of the Click Shareholders and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any director or officer of the Registrant.

Item 3.02 - Unregistered Sales of Equity Securities

The information contained in Item 2.01 of this Current Report is hereby incorporated by reference into this Item 3.02.

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Item 5.01 - Changes in Control of Registrant

The information contained in Item 2.01 of this Current Report is hereby incorporated by reference into this Item 5.01.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Micheal P. Nugent

On May 21, 2015, Micheal P. Nugent resigned as the President, Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer of the Registrant.

Resignation of Robert McClelland

On May 21, 2015, Robert McClelland resigned as the Vice-president of the Registrant.

Appointment of Dr. Jon N. Leonard

On May 21, 2015, Dr. Jon N. Leonard was appointed as the President, Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer of the Registrant. On the same date, Dr. Leonard was also appointed to the Registrant’s board of directors as its Chairman pursuant to section 223(a) of the Delaware General Corporation Law, as amended.

Dr. Leonard has been the President, Chief Executive Officer and Chairman of the board of directors of Click since 2012.

From September 2003 through to May of 2012, Dr. Leonard held the position of Senior Manager of Programs at Raytheon, working out of the Raytheon Advanced Programs offices in Tucson, Arizona, and was responsible for conceiving and developing novel and advanced counter terrorism technologies for several US military programs. Raytheon services the United States and its allied nations providing air and missile defense systems, radars and other sensors for aircraft, spacecraft and naval ships, cybersecurity products and services and missile systems.

For the last five years, Dr. Leonard has also served as the Chairman of the Board and Secretary for California Molecular Electronics Corp. (“CALMEC”), an Arizona corporation that developed the world’s first true molecular switch. Dr. Leonard has been the President and Chief Executive Officer of CALMEC since May 18, 2013.

On March 2015, Dr. Leonard was appointed to the board of directors for Novagen Ingenium Inc, an emerging growth company engaged in the development and commercialization of low carbon emission engines and precision engineering services.

Dr. Leonard holds a Ph.D. in mathematics from the University of Arizona, an M.S. in engineering from U.C.L.A. and a B.S. in physics from the University of Arizona.

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Item 7.01 - Regulation FD Disclosure

On May 21, 2015, the Registrant issued a press release (the “Press Release”) announcing that it had closed the acquisition of all the issued and outstanding shares of Click. The Press Release contains the following typographical errors, which management of the Registrant believes to be non-material: (1) Dr. Jon N. Leonard has been the Chairman and Chief Executive Officer at Click since September 2012, not 2002; and (2) Dr. Leonard earned a B.S. in physics at the University of Arizona, not a B.A.

In accordance with General Instruction B.2 of Form 8-K, the information in the press release attached as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 - Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Any financial statements that may be required by this Item 9.01 of Form 8-K, with respect to the acquisition described in Item 2.01 herein, will be filed by amendment no later than 71 days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(b)	Pro Forma Financial Information.

Any pro forma financial information that may be required by this Item 9.01 of Form 8-K, with respect to the acquisition described in Item 2.01 herein, will be filed by amendment no later than 71 days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(d)	Exhibits

99.1	Press release of Roadships Holdings, Inc., dated May 21, 2015.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADSHIPS HOLDINGS INC.

Date: May 26, 2015	By:	/s/ Jon N. Leonard
Jon N. Leonard
President & CEO

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